                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              DIXIE YARNS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               DIXIE YARNS, INC.
                           1100 SOUTH WATKINS STREET
                          CHATTANOOGA, TENNESSEE 37404
                                 (423) 698-2501

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

    To the Shareholders of Dixie Yarns, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Dixie Yarns, Inc., a Tennessee corporation (the "Company"), will be held at the Company's general office, 1100 South Watkins Street, Chattanooga, Tennessee 37404, on May 1, 1997, at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and acting upon the following:

    1. Election of nine individuals to the Board of Directors for a term of one year each;

    2. Approval of an amendment to the Company's Restated Charter to change the Company's name to "The Dixie Group, Inc.";

    3. Approval of certain amendments, described in the accompanying proxy statement, to the Company's Incentive Stock Plan; and

    4. Such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.

    Only shareholders of record of the Common Stock and Class B Common Stock at the close of business on March 7, 1997 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment thereof. A list of shareholders will be available for inspection by shareholders at least ten days prior to the meeting at the general office of the Company as shown above.

                                          By Order of the Board of Directors
                                          Daniel K. Frierson
                                          Chairman of the Board

Chattanooga, Tennessee
Dated: March 29, 1997

    PLEASE READ THE ATTACHED MATERIAL CAREFULLY AND COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK AND CLASS B COMMON STOCK WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

                               DIXIE YARNS, INC.
                           1100 SOUTH WATKINS STREET
                          CHATTANOOGA, TENNESSEE 37404
                                 (423) 698-2501

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1997

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                  INTRODUCTION

    This Proxy Statement, the accompanying form of proxy (the "Proxy"), and the Notice of Annual Meeting of Shareholders (collectively the "Proxy Material") are being furnished by the Board of Directors of Dixie Yarns, Inc., a Tennessee corporation (the "Company"), in connection with the solicitation of proxies by the Company to be voted at the Annual Meeting of Shareholders to be held at the Company's general office, 1100 South Watkins Street, Chattanooga, Tennessee 37404 on May 1, 1997, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is contemplated that this Proxy Material will be mailed on or about March 29, 1997, to the shareholders of record of the Company's Common Stock and Class B Common Stock as of the close of business on March 7, 1997 (the "Record Date").

    At the Annual Meeting, holders of the Company's Common Stock, $3.00 par value per share ("Common Stock"), and Class B Common Stock, $3.00 par value per share ("Class B Common Stock") will be asked to: (i) elect nine individuals to the Board of Directors for a term of one year each; (ii) approve an amendment to the Company's Restated Charter to change the Company's name to "The Dixie Group, Inc."; (iii) approve certain amendments to the Company's Incentive Stock Plan as described herein; and (iv) transact any other business that may properly come before the meeting.

    The Board of Directors recommends that the Company's shareholders vote FOR the election of the nine nominees for director, FOR the amendment to the Company's Restated Charter to change the name of the Company to "The Dixie Group, Inc." and FOR the amendments to the Company's Incentive Stock Plan.

                 RECORD DATE, VOTE REQUIRED AND RELATED MATTERS

    The Board has fixed the close of business on March 7, 1997, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote, and each outstanding share of Class B Common Stock is entitled to 20 votes, exercisable in person or by properly executed Proxy, on each matter brought before the Annual Meeting. There are no outstanding shares of the Company's Class C Common Stock. Cumulative voting is not permitted. As of March 7, 1997, 10,466,954 shares of Common Stock, representing 10,466,954 votes, were held of record by approximately 4,500 shareholders (including an estimated 3,500 shareholders whose shares are held in nominee names), and 735,228 shares of Class B Common Stock, representing 14,704,560 votes, were held by 16 individual shareholders together representing an aggregate of 25,171,514 votes.

    Shares represented at the Annual Meeting by properly executed Proxy will be voted in accordance with the instructions indicated therein unless such Proxy has previously been revoked. If no instructions are indicated, such shares will be voted FOR the election of the Board of Directors' nine nominees for director as set forth in this Proxy Statement, FOR the amendment to the Company's Restated Charter to change the Company's name to "The Dixie Group, Inc." and FOR the amendments to the Company's Incentive Stock Plan.

    Any Proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by submitting a later-dated, properly executed Proxy, or by revoking the Proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a Proxy. Any written notice revoking a Proxy should be sent to Dixie Yarns, Inc., P. O. Box 751, Chattanooga, Tennessee 37401, Attention: Starr T. Klein, Secretary.

    The persons designated as proxies were selected by the Board of Directors and are Daniel K. Frierson, James H. Martin, Jr., and Robert J. Sudderth, Jr., directors of the Company. Daniel K. Frierson is Chairman of the Board, President, and Chief Executive Officer of the Company.

    The cost of solicitation of Proxies will be borne by the Company.

    The presence, in person or by Proxy, of the holders of a majority of the aggregate outstanding vote of Common Stock and Class B Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting for acting on the election of directors. The affirmative vote of a plurality of the total votes cast that are represented in person or by Proxy at the Annual Meeting is required to elect the Board of Directors' nominees. Approval of Proposal 2 (concerning amendment of the Company's Restated Charter to change the Company's name to "The Dixie Group, Inc.") and of Proposal 3 (concerning amendments to the Incentive Stock Plan) will require the affirmative vote of the majority of the votes cast by the shares present and voting on such proposals at the Annual Meeting.

    The Board is not aware of any other matter to be brought before the Annual Meeting for a vote of shareholders. If, however, other matters are properly presented, Proxies representing shares of Common Stock and Class B Common Stock will be voted in accordance with the best judgment of the proxyholders on such other matters. Abstentions and broker non-votes (other than in respect of shares subject to proxies given pursuant to this solicitation) will not be included in vote totals and thus will have no effect on the outcome of the vote with respect to any of the proposals submitted to shareholders at the Annual Meeting.

    A copy of the Company's Annual Report for the year ended December 28, 1996, is enclosed herewith.

                             PRINCIPAL SHAREHOLDERS

    Shareholders of record of the Common Stock and Class B Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The number of shares of Common Stock and Class B Common Stock outstanding and entitled to vote on March 7, 1997, was 10,466,954, having one vote per share (representing 10,466,954 votes) and 735,228 having twenty votes per share (representing 14,704,560 votes), respectively, for a total of 25,169,859 votes. Messrs. Daniel
K. Frierson, T. Cartter Frierson, Paul K. Frierson, James W. Frierson, and J. Burton Frierson, III collectively have the power to direct 15,309,086 votes (640,286 shares of Common Stock and 733,440 shares of Class B Common Stock) representing 60.82% of the total vote.

    Under the rules of the Securities and Exchange Commission, and for the purposes of the disclosures being made herein, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

    The following table sets forth certain information with respect to those persons known to the Company to be the beneficial owners of more than five percent (5%) of the Common Stock or Class B Common Stock as of the Record Date. As to SunTrust Banks, Inc., The TCW Group, Inc., and Franklin Resources, Inc., the information is based on the respective reports filed by each such beneficial owner with the Securities and Exchange Commission and with the Company.

                                                                             NUMBER OF SHARES
                                                                               BENEFICIALLY        % OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 TITLE OF CLASS              OWNED(1)          CLASS
---------------------------------------------  --------------------------  --------------------  ---------
Daniel K. Frierson                             Common Stock                       1,263,045(2)       11.87%
111 East and West Road                         Class B Common Stock                 661,440(3)       89.96%
Lookout Mountain, TN 37350

Paul K. Frierson                               Common Stock                       1,071,533(4)       10.16%
606 Fleetwood Drive                            Class B Common Stock                 251,373(5)       34.19%
Lookout Mountain, TN 37350

T. Cartter Frierson                            Common Stock                         309,956(6)        2.96%
1103 Tinker Bell Lane                          Class B Common Stock                 100,982(7)       13.73%
Lookout Mountain, GA 30750

SunTrust Banks, Inc.                           Common Stock                         903,193(8)        8.63%--
25 Park Place                                  Class B Common Stock                        (0)
Atlanta, GA 30303

The TCW Group, Inc.                            Common Stock                         908,300(9)        8.68%
865 South Figueroa Street                      Class B Common Stock                       0              0
Los Angeles, CA 90017

Franklin Resources, Inc.                       Common Stock                         850,000(10)       8.12%
777 Mariners Island Bvld.                      Class B Common Stock                       0              0
San Mateo, CA 94404

------------------------

 *  Percentage of shares beneficially owned does not exceed 1% of the Class

 (1) The Class B Common Stock is convertible on a share-for-share basis into shares of Common Stock. However, information presented in this table as to the number of shares of Common Stock beneficially owned and the percent of class does not give effect to the possible conversion of shares of Class B Common Stock into shares of Common Stock.

 (2) Includes: (i) 9,559 shares of Common Stock as to which Mr. Frierson has sole investment and sole voting power; (ii) 143,600 shares of Common Stock for which Mr. Frierson has subscribed, but has not yet purchased, pursuant to the Company's Stock Ownership Plan; (iii) 27,433 shares of Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson and T. Cartter Frierson; (iv) 926,806 shares of Common Stock owned by the Dixie Yarns, Inc. Retirement Plans for which Daniel K. Frierson, Paul K. Frierson and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank Chattanooga, N.A. serves as trustee. (See note 8 for a description of the affiliation between SunTrust Bank Chattanooga, N.A. and SunTrust Bank, Inc.); (v) 121,147 shares of Common Stock owned by the wife and children of Daniel K. Frierson and as to which he shares voting and investment power; (vi) options, which are exercisable within 60 days of the Record Date, to purchase 33,500 shares of Common Stock owned directly by Mr. Frierson; and (vii) options, which are exercisable within 60 days of the Record Date, to purchase 1,000 shares of Common Stock owned by one of his children and as to which he shares voting and investment power.

 (3) Includes: (i) 105,072 shares of Class B Common Stock owned by Mr. Frierson's wife and children as to which he shares investment and voting power and (ii) 556,368 shares of Class B Common Stock held pursuant to a shareholder agreement under which Daniel K. Frierson has been granted a proxy, which expires October 2005, to vote such shares (the "Shareholder Agreement"). The proxy is terminable under certain limited circumstances prescribed in the Shareholder Agreement. The parties to the Shareholder Agreement are the Estate of J. Burton Frierson, the wife of J. Burton Frierson (Rowena K. Frierson), and the five sons of J. Burton and Rowena K. Frierson (Daniel K. Frierson; Paul K. Frierson; T. Cartter Frierson; James
    W. Frierson; and J. Burton Frierson, III). The 556,368 shares of Class B Common Stock subject to the Shareholders Agreement include: (a) 236,178 shares of Class B Common Stock owned directly by Daniel K. Frierson; (b) 94,069 shares of Class B Common Stock owned directly by Paul K. Frierson;
    (c) 15,678 shares of Class B Common Stock owned directly by T. Cartter Frierson; (d) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (e) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (f) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson and T. Cartter Frierson.

 (4) Includes: (i) 17,255 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 68,700 shares of Common Stock for which Mr. Frierson has subscribed, but has not yet purchased, pursuant to the Company's Stock Ownership Plan;(iii) 926,806 shares of Common Stock owned by the Dixie Yarns, Inc. Retirement Plans for which he, Daniel K. Frierson and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank, Chattanooga, N.A. serves as trustee; (iv) 50,802 shares of Common Stock owned by his wife and children and as to which he shares investment and voting power; and (v) options, which are exercisable within 60 days of the Record Date, to purchase 8,000 shares of Common Stock owned directly by Mr. Frierson.

 (5) Includes: (i) 94,069 shares of Class B Common Stock owned directly by Mr. Frierson and held subject to the Shareholder Agreement described in Note 3;
    (ii) 72,000 shares of Class B Common Stock owned by his children and as to which he shares investment and voting power; (iii) 40,000 shares of Class B Common Stock held by him, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts and held subject to the Shareholder Agreement described in note 3; and (iv) 45,304 shares of Class B Common Stock held by him, T. Cartter Frierson and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson and held subject to the Shareholder Agreement described in note 3.

 (6) Includes: (i) 160,402 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 122,121 shares of Common Stock owned by his wife and children as to which he shares investment and voting power; and (iii) 27,433 shares of Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney held by Daniel K. Frierson and him.

 (7) All such shares of Class B Common Stock are held subject to the Shareholder Agreement described in note 3.

 (8) SunTrust Banks, Inc., as Parent Holding Company for SunTrust Banks of Tennessee, Inc.; SunTrust Banks of Georgia, Inc.; and in various fiduciary capacities, has reported beneficial ownership of 903,193 shares of Common Stock as follows: SunTrust Banks of Tennessee, Inc., as Parent Holding Company for SunTrust Bank, Chattanooga, N.A. ("STB"), has reported 801,571 shares of Common Stock over which STB has sole power to vote, 68,162 shares of Common Stock over which STB has shared power to vote, 505,509 shares of Common Stock over which STB has sole investment power, and 197,729 shares of Common Stock over which STB has shared investment power. SunTrust Banks of Georgia, Inc., as Parent Holding Company of SunTrust Bank, Savannah, has reported 18,125 shares of Common Stock over which it has sole voting power and 6,8775 shares of Common Stock over which it has sole investment power.

 (9) The TCW Group, Inc., as Parent Holding Company for certain associated entities, has reported beneficial ownership of 908,300 shares of Common Stock, for which it has sole voting and sole investment power.

(10) The 850,000 shares of Common Stock are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are advised by direct and indirect investments advisory subsidiaries of Franklin Resources, Inc. Such advisory contracts grant the advisory subsidiaries of Franklin Resources, Inc. sole voting and sole investment power over all such shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS
                    INFORMATION ABOUT NOMINEES FOR DIRECTORS

    Pursuant to the Company's Bylaws, all Directors are elected to serve a one year term, or until their successors are elected and qualified. The Board of Directors is permitted to appoint directors to fill the unexpired terms of directors who resign.

    The names of the nominees for election to the Board, their ages, their principal occupation or employment (which has continued for at least the past five years unless otherwise noted), directorships held by them in other publicly-held corporations or investment companies, the dates they first became directors of the Company and certain other relevant information with respect to such nominees are as follows:

    PAUL K. BROCK, age 64, was the Chairman of Brach & Brock Confections, Inc., a candy manufacturer headquartered in Chattanooga, Tennessee until 1995. He has been a director of the Company since 1983. Mr. Brock is Chairman of the Company's Compensation Committee and a member of the Company's Executive Committee.

    J. DON BROCK, age 58, is the Chairman of the Board and the Chief Executive Officer of Astec Industries, Inc., a manufacturer of asphalt and environmental equipment located in Chattanooga, Tennessee. He serves as a director of both Crown Andersen, Inc. in Atlanta, Georgia. Mr. Brock has been nominated for election to the Company's Board of Directors to fill the position vacated by J. Frank Harrison, Jr., who has notified the Company that he will not stand for reelection to the Board of Directors at the Annual Meeting.

    LOVIC A. BROOKS, JR., age 69, is a Partner of Costangy, Brooks & Smith, attorneys-at-law, in Atlanta, Georgia. He has been a director of the Company since 1993. Mr. Brooks is a member of the Company's Audit Committee.

    DANIEL K. FRIERSON, age 55, is Chairman of the Board of the Company, a position he has held since 1987. He also has been Chief Executive Officer of the Company since 1980, and a director of the Company since 1973. Mr. Frierson serves as a director of SunTrust Bank Chattanooga N.A. and of Astec Industries, Inc., headquartered in Chattanooga, Tennessee. Mr. Frierson is Chairman of the Company's Executive Committee and a member of the Company's Retirement Plans Committee.

    PAUL K. FRIERSON, age 59, is Vice President of the Company and President of the Company's Candlewick Group, positions he has held since 1989. He has served as Executive Vice President of the Candlewick Group from 1984 to 1989 and has been a director of the Company since 1988. Mr. Frierson serves as a director of NationsBank/Chattanooga. Mr. Frierson is a member of the Company's Retirement Plans Committee.

    JAMES H. MARTIN, JR., age 77, was Chairman and the Chief Executive Officer of Ti-Caro, Inc., prior to its acquisition by the Company in 1987. He has been a director of the Company since 1987. Mr. Martin is a member of the Company's Executive Committee.

    JOHN W. MURREY, III, age 55, is a Member of the law firm of Witt, Gaither & Whitaker, P.C., general counsel to the Company, in Chattanooga, Tennessee. He has been a director of the Company since

1996. Mr. Murrey serves as a director of Coca-Cola Bottling Co. Consolidated in Charlotte, North Carolina.

    PETER L. SMITH, age 55, is a Managing Director of Lazard Fr res & Co., LLC, investment bankers, in New York, New York. He has been a director of the Company since 1987. Mr. Smith is a member of the Company's Audit Committee.

    ROBERT J. SUDDERTH, JR., age 54, is Chairman and Chief Executive Officer of SunTrust Bank, Chattanooga, N.A. in Chattanooga, Tennessee. He has been a director of the Company since 1983. Mr. Sudderth is Chairman of the Company's Audit Committee, a member of the Company's Executive Committee, a member of the Company's Compensation Committee, and a member of the Company's Retirement Plans Committee.

    Daniel K. Frierson and Paul K. Frierson are brothers, and Paul K. Brock is the first cousin of Daniel K. Frierson and Paul K. Frierson. James H. Martin, Jr. is the uncle of Daniel K. Frierson, Paul K. Frierson, and Paul K. Brock. Other than as set forth above, no director, nominee, or executive officer of the Company has any family relationship, not more remote than first cousin, to any other director, nominee, or executive officer.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table presents certain information regarding the amount and nature of beneficial ownership of the Company's equity securities by its nominees for directors, by the Company's executive officers named in the Summary Compensation Table (see "Executive Compensation") and by all directors and executive officers, as a group, as of March 7, 1997.

                                                                                   NUMBER OF SHARES
                                                                                     BENEFICIALLY
NAME OF BENEFICIAL OWNERSHIP OF MANAGEMENT                 TITLE OF CLASS              OWNED(1)        % OF CLASS
---------------------------------------------------  --------------------------  --------------------  -----------
Philip H. Barlow...................................  Common Stock                          83,354(2)        *
                                                     Class B Common Stock                 --               --
Paul K. Brock......................................  Common Stock                           5,600           *
                                                     Class B Common Stock                 --               --
J. Don Brock.......................................  Common Stock
                                                     Class B Common Stock                 --               --
Lovic A. Brooks, Jr................................  Common Stock                           5,000           *
                                                     Class B Common Stock                 --               --
Daniel K. Frierson.................................  Common Stock                       1,263,045(3)        11.87%
                                                     Class B Common Stock                 661,440(4)        89.96%
Paul K. Frierson...................................  Common Stock                       1,071,533(5)        10.16%
                                                     ClassB Common Stock                  251,373(6)        34.19%
William N. Fry, IV.................................  Common Stock
                                                     Class B Common Stock                  55,500(7)        *
John W. Murrey, III................................  Common Stock                           2,200           *
                                                     Class B Common Stock                 --               --
James H. Martin, Jr................................  Common Stock                           7,000           *
                                                     Class B Common Stock                 --               --

                                                                                   NUMBER OF SHARES
                                                                                     BENEFICIALLY
NAME OF BENEFICIAL OWNERSHIP OF MANAGEMENT                 TITLE OF CLASS              OWNED(1)        % OF CLASS
---------------------------------------------------  --------------------------  --------------------  -----------
George B. Smith....................................  Common Stock                          70,935(8)        *
                                                     Class B Common Stock                 --               --
Peter L. Smith.....................................  Common Stock                          10,145           *
                                                     Class B Common Stock                 --               --
Robert J. Sudderth, Jr.............................  Common Stock                         927,806(9)
                                                     Class B Common Stock                 --                 8.86%
All Directors and Executive Officers as a Group (19
  Persons).........................................  Common Stock                       1,739,989(10)       16.46%
                                                     Class B Common Stock                 733,440(4)(6)      99.76%

------------------------

*   Percentage of shares beneficially owned does not exceed 1% of the Class.

 (1) The Class B Common Stock is convertible on a share-for-share basis into shares of Common Stock; however, information presented in this table as to the number of shares of Common Stock beneficially owned and the percent of class does not give effect to the possible conversion of shares of Class B Common Stock into shares of Common Stock.

 (2) Includes: (i) 11,310 shares of Common Stock owned directly by Mr. Barlow with sole voting and investment power; (ii) 50,000 hares of Common Stock for which Mr. Barlow has subscribed, but has not yet purchased, pursuant to the Company's Stock Ownership Plan; (iii) options, which are immediately exercisable to acquire 15,794 shares of Common Stock; and (iv) options, which are exercisable within 60 days of the Record Date, to acquire 6,250 shares of Common Stock.

 (3) Includes: (i) 9,559 shares of Common Stock as to which Mr. Frierson has sole investment and sole voting power; (ii) 143,600 shares of Common Stock for which Mr. Frierson has subscribed, but has not yet purchased, pursuant to the Company's Stock Ownership Plan; (iii) 27,433 shares of Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson and T. Cartter Frierson; (iv) 926,806 shares of Common Stock owned by the Dixie Yarns, Inc. Retirement Plans for which Daniel K. Frierson, Paul K. Frierson and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank Chattanooga, N.A. serves as trustee;
    (v) 121,147 shares of Common Stock owned by the wife and children of Daniel
    K. Frierson and as to which he shares voting and investment power; (vi) options, which are exercisable within 60 days of the Record Date, to purchase 33,500 shares of Common Stock owned directly by Mr. Frierson; and
    (vii) options, which are exercisable within 60 days of the Record Date, to purchase 1,000 shares of Common Stock owned by one of his children and as to which he shares voting and investment power.

 (4) Includes: (i) 105,072 shares of Class B Common Stock owned by Mr. Frierson's wife and children and to which he shares investment and voting power and (ii) 556,368 shares of Class B Common Stock held pursuant to a shareholder agreement under which he has been granted a proxy, which expires October 2005, to vote such shares (the "Shareholder Agreement"). The proxy is terminable under certain limited circumstances prescribed in the Shareholder Agreement. The Shareholder Agreement is among the Estate of J. Burton Frierson, the wife of J. Burton Frierson (Rowena K. Frierson), and the five sons of J. Burton and Rowena K. Frierson (Daniel K. Frierson; Paul
    K. Frierson; T. Cartter Frierson; James W. Frierson; and J. Burton Frierson,
    III). The 556,368 shares of Class B Common Stock subject to the Shareholder Agreement include: (a) 236,178 shares of Class B Common Stock owned directly by him; (b) 94,069 shares of Class B Common Stock owned directly by Paul K. Frierson; (c) 15,678 shares of Class B Common Stock owned directly by T. Cartter Frierson; (d) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (e) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (f) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson and T. Cartter Frierson.

 (5) Includes: (i) 17,255 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 68,700 shares of Common Stock for which Mr. Frierson has subscribed, but has not yet purchased, pursuant to the Company's Stock Ownership Plan;(iii) 926,806 shares of Common Stock owned by the Dixie Yarns, Inc. Retirement Plans for which he, Daniel K. Frierson and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank, Chattanooga, N.A. serves as trustee; (iv) 50,802 shares of Common Stock owned by his wife and children and as to which he shares investment and voting power; and (v) options, which are exercisable within 60 days of the Record Date, to purchase 8,000 shares of Common Stock owned directly by Mr. Frierson.

 (6) Includes: (i) 94,069 shares of Class B Common Stock owned directly by Mr. Frierson and held subject to the Shareholder Agreement described in Note 4;
    (ii) 72,000 shares of Class B Common Stock owned by his wife and children and as to which he shares investment and voting power; (iii) 40,000 shares of Class B Common Stock held by him, T. Cartter Frierson and Daniel K. Frierson as co-trustees of the Frierson Family Trusts and held subject to the Shareholder Agreement described in note 4; and (iv) 45,304 shares of Class B Common Stock held by him, T. Cartter Frierson and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson and held subject to the Shareholder Agreement described in note 4.

 (7) Includes (i) 500 shares owned directly by Mr. Fry (ii) 50,000 shares of Common Stock for which Mr. Fry has subscribed, but has not yet purchased, pursuant to the Company's Stock Ownership Plan; and (iii) options, which are exercisable within 60 days of the Record Date, to acquire 5,000 shares of Common Stock.

 (8) Includes (i) 1,935 shares of Common Stock owned directly by Mr. Smith; (ii) 61,500 shares of Common Stock for which Mr. Smith has subscribed, but has not yet purchased, pursuant to the Company's Stock Ownership Plan; and (iii) options, which are exercisable within 60 days of the Record Date, to acquire 7,500 shares of Common Stock.

 (9) Includes (i) 1,000 shares of Common Stock owned directly by Mr. Sudderth and (ii) 926,806 shares of Common Stock owned by the Dixie Yarns, Inc. Retirement Plans for which he, Daniel K. Frierson and Paul K. Frierson. are fiduciaries and for which SunTrust Bank, Chattanooga, N.A. serves as trustee.

(10) Includes: (i) options, which are either immediately exercisable or exercisable within 60 days of the Record Date, to acquire 103,544 shares of Common Stock, and (ii) 199,422 shares held by spouses and children of certain individuals comprising this group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers and directors and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transaction reports covering any changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 1996, all filing requirements applicable to its executive officers, directors and owners of more than 10% of the Company's Common Stock were satisfied.

COMMITTEES, ATTENDANCE AND DIRECTORS' FEES

    The Company has an Executive Committee, an Audit Committee, a Retirement Plans Committee, and a Compensation Committee, but no nominating committee.

    The Board of Directors has an Executive Committee whose members during 1996 were Daniel K. Frierson, Paul K. Brock, James H. Martin, and Robert J. Sudderth, Jr. Except as otherwise limited by law or by resolution of the Board of Directors, the Committee has and may exercise all of the powers and authority of the Board of Directors for the management of the business and affairs of the Company, which power the Committee exercises between the meetings of the full Board of Directors. The Executive Committee performs the function of a nominating committee. The Executive Committee met seven times in 1996.

    The Board of Directors has a standing Audit Committee whose members during 1996 were Robert J. Sudderth, Jr., Lovic A. Brooks, Joseph T. Spence, Jr. (until June 1996) and Peter L. Smith. The Audit Committee evaluates audit performance, handles relations with the Company's independent accountants, and evaluates policies and procedures relating to internal accounting functions and controls. The Committee recommends to the Board of Directors the appointment of the independent accountants for the Company. The Audit Committee met two times in 1996.

    The Board of Directors has a Compensation Committee whose members during 1996 were Paul K. Brock, J. Frank Harrison, Jr. and Robert J. Sudderth, Jr. The Compensation Committee administers the Company's compensation plans, reviews and may establish the compensation of the Company's officers, and makes recommendations to the Board of Directors concerning such compensation and related matters. The Compensation Committee met five times in 1996.

    No director attended fewer than 75% of the total of meetings of the Board of Directors and any Committee of the Board of Directors on which he served, except for Mr. Harrison, who attended four of the seven meetings of the Board.

    Directors who are not employees of the Company are paid a retainer of $10,000 per year, $500 for each Board meeting attended and $400 for each committee meeting attended.

CERTAIN TRANSACTIONS BETWEEN THE COMPANY AND DIRECTORS AND OFFICERS

    In August, the Company's Board of Directors adopted a Stock Ownership Plan applicable to the Chief Executive Officer, President, Chief Financial Officer, and all corporate Vice Presidents and Executive Vice Presidents of the Company. The purpose of this plan, which is administered by the Compensation Committee, is to encourage each participant to make a significant investment in the Company's Common Stock. Each corporate officer designated for participation in the plan is allowed to subscribe for the purchase of a number of shares of Common Stock up to, but not exceeding, that number of shares having a fair market value equal to two (2) times such officer's base salary. For this purpose, the fair market value of the Common Stock is deemed to be the closing price of such stock as reported by NASDAQ on either (i) the date of adoption of the Plan or (ii) the first anniversary of the date of the adoption of the Plan which occurs after a new participant is selected to participate in the plan.

    The initial subscription price is the fair market value of the shares on the initial subscription offering date for each participant (although the Company retains the right to adjust the subscription terms any time prior to the actual execution of a subscription agreement with any participant). Each participating officer will also have the opportunity, on the two successive Anniversary Dates following his Initial Subscription Offering Date (each as defined in the Plan) to subscribe for additional shares of Common Stock having a fair market value equal to two (2) times his base salary, less the amount of his previous subscriptions. The full subscription price for all shares purchased by a participant is due and payable on the third Anniversary Date following his Initial Subscription Date. Any termination of a participant's employment with the Company will accelerate such due date as follows: termination due to death or disability will cause the participant's subscription price to become due and payable six (6) months from the date of such event; any other termination of a participant's employment will cause the subscription price to be due and payable ten (10) days from the participant's termination date.

    As of March   , 1997, nine of the Company's senior executive officers have subscribed for an aggregate of 516,757 shares of the Company's Common Stock, with subscription prices equal to $4.875 per share for 449,300 such shares and $7.375 per share for the remaining 67,457 such shares. This includes subscriptions for officers listed in the Summary Compensation Table of this Proxy Statement as follows: Daniel K. Frierson--143,600 shares ($700,050 aggregate subscription price); John O. Sturdy--61,500 shares ($299,812.50 aggregate subscription price); Philip H. Barlow--50,000 shares ($243,750 aggregate subscription price); George B. Smith--61,500 shares ($299,812.50 aggregate subscription price); Paul K. Frierson--68,700 shares ($334,912.50 aggregate subscription price); and William M. Fry, IV--50,000 shares ($243,750 aggregate subscription price).

    Mr. Martin provides advisory services to the Company as a consultant and was paid $39,350 in Directors' fees, retainer fees, and other fees in 1996. Mr. Brooks is a Partner of Costangy, Brooks & Smith, a law firm that performed certain legal services for the Company in 1996. Mr. Murrey is a Partner of Witt, Gaither & Whitaker, P.C., a law firm that the Company paid $410,285 in 1996 for certain legal services performed for the Company. Mr. Smith is a managing director of Lazard Freres & Co., LLC, an investment banking firm that performs certain investment banking functions for the Company from time to time.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

    Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Common Stock against the total return of the Standard & Poor's 500 Stock Index and of the Value Line Textiles Index for the five year period ended December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             DIXIE YARNS,
                 INC.        STANDARD & POORS 500   TEXTILES
1991                $100.00                $100.00    $100.00
1992                $139.19                $107.79    $121.64
1993                $114.25                $118.66    $131.02
1994                 $77.92                $120.56    $112.89
1995                 $43.14                $165.78    $114.90
1996                 $86.27                $204.32    $135.03

                    REPORT OF COMPENSATION COMMITTEE OF THE
                    BOARD OF DIRECTORS OF DIXIE YARNS, INC.

    The Compensation Committee of the Board of Directors is composed of Messrs. Paul K. Brock and Robert J. Sudderth, Jr., neither of whom is an employee of the Company. The Committee administers the Company's compensation plans, annually reviews and recommends compensation for all officers of the Company, and submits its recommendations to the Board. Final decisions respecting compensation of executive officers are made by the Board, with individuals abstaining from decisions concerning their own compensation.

    As part of its process of review, the Committee receives recommendations from the Company's senior management, reviews both public and private compensation surveys prepared by independent consultants and others, and reviews executive compensation reported in proxy information from other public textile and carpet companies. The Committee meets on an as needed basis at other times during the year.

    The following is a report submitted by the Compensation Committee addressing the Company's compensation policies applicable to Daniel K. Frierson, the Company's Chief Executive Officer, and to the other five executive officers named in the accompanying summary compensation table for 1996.

COMPENSATION OF EXECUTIVE OFFICERS DURING FISCAL 1996

    The Company's compensation policies are intended to attract, retain, motivate, and reward qualified individuals to serve in executive positions with the Company. Incentive compensation is provided to encourage such individuals to originate and implement successful long-term business strategies that will enhance long-term shareholder value. Accordingly, compensation of the Company's executive officers, including the Chief Executive Officer, consists of a combination of base salary, annual bonuses, and stock options as well as other fringe benefits generally applicable to salaried employees. In establishing base salary, the Committee considers the qualifications and experience of the individual, the duties and responsibilities of the executive officer position, the competitive market for executive talent, and the overall financial ability of the Company to bear the expense.

    Bonuses are considered for award annually and, for 1996, were based upon return on capital employed and extraordinary individual performance. Stock options may be granted under the Company's Stock Option Plans and are typically granted at the current market price of the Company's Common Stock at the time of issue in amounts believed to be appropriate to the level of duties and responsibilities for each executive position.

    The Committee believes that it is important to retain flexibility in the establishment of compensation for the Company's executive officers in order to allow for the use of judgment and discretion with respect to each individual officer. Compensation, in the opinion of the Committee, should not only reflect overall Company performance but also performance in specific areas of responsibility and exceptional individual performance. The Committee believes that the overall compensation paid to the Company's executive officers, including the Company's Chief Executive Officer and the other five individuals named in the accompanying table, is reasonable under the circumstances.

THE ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

    Compensation for each of the Company's senior executive officers may consist of four elements: base salary; annual bonuses; stock options; and retirement and other fringe benefits.

    - BASE SALARY

    The base salary of Daniel K. Frierson was unchanged in 1996 and has not been increased since 1988. The base salaries of John Sturdy and Paul K. Frierson were unchanged in 1996. The base salaries of Messrs. Philip H. Barlow, William Fry and George B. Smith were increased for 1996.

    - BONUS

    A management incentive plan establishes criteria for the discretionary award of bonuses to the Company's executive officers and other key management personnel (the "Incentive Plan"). The Incentive Plan is applicable to each operating group of the Company (with the exception of the Company's Knit Group) and provides for a bonus pool of up to 10% of pretax earnings (subject to certain offsets), with the exact amount of the bonus pool to be approved by the Compensation Committee of the Board. Discretionary bonuses were awarded under the Incentive Plan to John O. Sturdy, Executive Vice President/President Masland Carpets, Inc.; Phillip H. Barlow, Vice President/President Carriage Industries, Inc.; Paul K. Frierson, Vice President/President Candlewick Yarns; and William
N. Fry, IV, Executive Vice President/Chief Operating Officer, Candlewick Yarns, Carriage Industries, Inc. and Bretlin, Inc.

    - STOCK OPTIONS

    Each executive officer of the Company is entitled to participate in the Company's Incentive Stock Plan. Although the Plan has been structured to provide the Company with maximum flexibility in awarding, pricing, and vesting options granted under the Plan, the Company's practice has been to grant options under the Plan exercisable generally at or above market prices and subject to phase-in vesting schedules.

    The Committee believes that the grant of stock options for shares of the Company's Common Stock exercisable at the market price on the date of grant provides grantees with an incentive to enhance long-term shareholder values. The value of these options depends directly on increases in the trading price of the Company's Common Stock.

    To ensure option-related compensation is dependent upon long-term increases in value of the underlying securities, the options vest over a five year period commencing on the date of grant. All options granted to the named individuals in the accompanying summary compensation table under the Plan were granted with an exercise price set at or above the market price on the date of grant, and with the following vesting schedules: 25% after two years from the date of grant; 50% after three years; 75% after four years; and 100% after five years.

    - RETIREMENT PLANS AND OTHER BENEFITS

    The Company's compensation for its executive officers also includes the opportunity to participate in two non-qualified plans and certain health insurance, relocation allowances, life insurance, and other benefits.

    During 1996, the Company maintained two non-qualified retirement plans in which the Company's executive officers participate: a Non-qualified Savings Plan and a Non-qualified Defined Contribution

Plan, which are designed to be substantially similar the qualified plans available to other exempt, salaried associates. No Company contributions are made to the Non-qualified Savings Plan. Participants in the Non-qualified Defined Contribution Plan may receive contributions from the Company equal to a percentage of each such participant's compensation, based on a ratio of the Company's operating profit to net worth and other discretionary factors. No Company contributions to the Non-qualified Defined Contribution Plan were made in 1996.

    - CEO COMPENSATION

    As previously indicated, compensation of the Company's executive officers is intended to attract, retain, motivate, and reward such officers where appropriate. Mr. Frierson's compensation in 1996 included his base salary and other benefits, the opportunity to participate in the Incentive Plan (with respect to which no bonus was awarded to Mr. Frierson in 1996), and participation in the Company's Incentive Stock Plan.

    The Committee believes that Mr. Frierson's overall compensation, including his base salary, falls within the lower tier of executive compensation for similar positions in comparable companies.

    Compensation Committee:

       Paul K. Brock
       J. Frank Harrison, Jr.
       Robert J. Sudderth, Jr.

                       EXECUTIVE COMPENSATION INFORMATION

    The following table sets for the annual and long-term compensation during the last three fiscal years for the Company's Chief Executive Officer and the other five most highly compensated executive officers (the "Named Executive Officers") as of December 28, 1996 as well as the annual compensation of each such individual for the Company's two previous fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                                          LONG-TERM
                                                                           ANNUAL COMPENSATION          COMPENSATION
                                                                   -----------------------------------     AWARDS
                                                                                         OTHER ANNUAL   -------------
                                                                    SALARY               COMPENSATION   OPTIONS/SARS
NAME AND PRINCIPAL POSITION                               YEAR        ($)     BONUS ($)     ($)(A)         (#)(B)
------------------------------------------------------  ---------  ---------  ---------  -------------  -------------
Daniel K. Frierson....................................       1996    350,000     --          229,147         74,000
  Chairman of the Board and                                  1995    350,000     --          216,846        134,000
  Chief Executive Officer                                    1994    350,000     --                0         --
John O. Sturdy(c).....................................       1996    200,000     75,000       39,890         10,000
  Executive Vice President:                                  1995    200,000     60,000       13,829         30,000
  President, Masland Carpets, Inc.                           1994    200,000     70,000            0         --
George B. Smith.......................................       1996    186,667     --            3,734         30,000
  Executive Vice President;                                  1995    180,000     --               13         30,000
  Chief Operating Officer,                                   1994    173,333     --                0         --
Textile/apparel operations
William N. Fry, IV....................................       1996    170,000    125,000        3,983         40,000
  Executive Vice President;                                  1995    119,896     60,000        1,305         20,000
  Chief Operating Officer,                                   1994    100,974     65,000        1,245
Floorcovering operation
Paul K. Frierson......................................       1995    167,500     75,000      141,181         15,000
  Vice President;                                            1994    167,500     60,000      135,259         32,000
  President, Candlewick                                      1993    163,333     60,000            0         --
Yarn Group
Philip H. Barlow......................................       1995    155,000    104,000        6,035         17,000
  Vice President;                                            1994    151,667     60,000        4,626         25,000
  President, Carriage                                        1993    139,905    130,000            0         --
Industries, Inc.

--------------------------

(a) Reflects the excess of actual earnings of the Company's qualified and non-qualified defined contribution and salary savings plans over 120% of the average applicable federal rates, determined in accordance with applicable regulations of the Securities and Exchange Commission. The actual rate of earnings of such plans is substantially the same as the rate of earnings on the Company's other such plans for salaried employees, and is not established or guaranteed by the Company. Such rate of earnings may vary from year to year. No named officer received perquisites or other personal benefits in an amount exceeding the lesser of $50,000 or 10% of such officer's salary and bonus for periods presented.

(b) Reflects the number of shares of the Company's Common Stock subject to options granted to the Named Executive Officers for the periods presented.

(c) Due to illness, Mr. Sturdy resigned as President of Masland Carpets, Inc of the Company effective January 3, 1997. Mr. Sturdy died in February 1997.

    The following table sets forth information concerning options granted during fiscal 1996 to the Named Executive Officers:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                                           ----------------------------------------------------    VALUE AT ASSUMED
                                                          % OF TOTAL                               ANNUAL RATES OF
                                                            OPTIONS                                  STOCK PRICE
                                                          GRANTED TO                               APPRECIATION FOR
                                                           EMPLOYEES   EXERCISE OR                  OPTION TERM(A)
                                              OPTIONS      IN FISCAL   BASE PRICE   EXPIRATION   --------------------
NAME                                        GRANTED (#)      YEAR       ($/SHARE)      DATE        5%($)     10%($)
-----------------------------------------  -------------  -----------  -----------  -----------  ---------  ---------
Daniel K. Frierson:
  August 22, 1996 .......................        5,000          0.81%       4.875      8/22/06      15,325     38,825
  November 11, 1996......................       69,000         11.17%       6.325     11/15/01      70,035    202,515
                                                ------         -----   -----------               ---------  ---------
                                                74,000         11.98%       6.227       85,360     241,340
John O. Sturdy:
  January 15, 1996 ......................        5,000          0.81%       4.000      1/15/06      12,600     31,850
  August 22, 1996........................        5,000          0.81%       4.875      8/22/06      15,325     38,825
                                                ------         -----   -----------               ---------  ---------
                                                10,000          1.82%       4.438       27,925      70,675
George B. Smith:
  August 22, 1996 .......................        5,000          0.81%       4.875      8/22/06      15,325     38,825
  November 11, 1996......................       25,000          4.05%       5.750     11/15/06      90,500    229,000
                                                ------         -----   -----------               ---------  ---------
                                                30,000          4.86%       5.604                  105,825    267,825
William N. Fry, IV:
  January 15, 1996 ......................       10,000          1.62%       4.000      1/15/06      25,200     63,700
  August 22, 1996 .......................        5,000          0.81%       4.875      8/22/06      15,325     38,825
  November 11, 1996......................       25,000          4.05%       5.750     11/15/06      90,500    229,000
                                                ------         -----   -----------               ---------  ---------
                                                40,000          6.48%       5.203                  131,025    331,525
Paul K. Frierson:
  August 22, 1996 .......................        5,000          0.81%       4.875      8/22/06      15,325     38,825
  November 11, 1996......................       10,000          1.62%       6.325     11/15/06      10,150     29,350
                                                ------         -----   -----------               ---------  ---------
                                                15,000          2.43%       5.842                   25,475     68,175
Philip H. Barlow:
  August 22, 1996 .......................        5,000          0.81%       4.875      8/22/06      15,325     38,825
  November 11, 1996......................       12,000          1.94%       5.750     11/15/06      43,440    109,920
                                                ------         -----   -----------               ---------  ---------
                                                17,000          2.75%       5.493                   58,765    148,745

------------------------

(a) The assumed annual rates of appreciation of five and ten percent on the market price of the Company's Common Stock at the date the options were granted would result in the Company's Common Stock price per share increasing as follows, during the option term:

                                                                        ANNUAL RATE OF STOCK
                                                                      APPRECIATION FOR OPTION
                                                                                TERM
                                                                     --------------------------
                                                                     FIVE PERCENT   TEN PERCENT
                                                                     -------------  -----------
Options issued at $4.00 exercise price.............................    $    6.52     $   10.37
Options issued at $4.875 exercise price............................         7.94         12.64
Options issued at $5.75 exercise price.............................         9.37         14.91
Options issued at $6.325 exercise price............................         7.34          9.26

(b) The Company did not grant any stock appreciation rights ("SARs") during fiscal 1996.

    The following table presents summary information concerning options exercised during 1996 and estimates the value of unexercised options held by the Named Executive Officers at fiscal year end.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF UNEXERCISED
                                   SHARES                    OPTIONS AT FY-END (#)     IN-THE-MONEY OPTIONS/ SARS
                                 ACQUIRED ON     VALUE        VALUE OF UNEXERCISED       AT FISCAL YEAR-END ($)
                                  EXERCISE     REALIZED    --------------------------  --------------------------
NAME                                 (#)          ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
Daniel K. Fierson..............                                     0        208,000            0        112,700
John O. Sturdy.................                                     0         40,000            0         33,125
George B. Smith................                                     0         60,000            0         54,375
William N. Fry, IV.............                                60,000              0      101,875
Paul K. Frierson...............                                     0         47,000            0         28,625
Philip H. Barlow(a)............                                15,794         42,000       42,718         38,375

------------------------

(a) Includes options to purchase 15,794 shares of the Company's Common Stock issued on March 12, 1993, to replace options to purchase shares of Carriage's common stock, which were canceled upon the acquisition of Carriage by the Company. Such options include (i) options to purchase 3,057 shares of Common Stock at an exercise price of $4.2934 per share; (ii) options to purchase 2,547 shares of Common Stock at an exercise price of $5.0294 per share; and (iii) options to purchase 10,190 shares of Common Stock at an exercise price of $5.2748 per share.

                                   PROPOSAL 2
   APPROVAL OF PROPOSAL TO CHANGE THE COMPANY'S NAME TO THE DIXIE GROUP, INC.

    The Board of Directors proposes and recommends to the shareholders for their approval an amendment to the Company's Restated Charter to change the name of the Company to by amending Article 1 to read: "The name of the Corporation is The Dixie Group, Inc." Because of the growth in the Company's specialty floorcovering business and entry into the finished apparel business, the name Dixie Yarns, Inc. no longer describes the Company. Accordingly, the Company believes that the name The Dixie Group, Inc. will provide the Company with a corporate identity that is more appropriate to its current business.

                                   PROPOSAL 3
        APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S INCENTIVE STOCK PLAN

    The Company seeks approval of certain amendments to the Dixie Yarns, Inc. Incentive Stock Plan (the "Plan"). These amendments, which were adopted by the
Board of Directors on November 14, 1996 and March   , 1997, subject to receipt
of approval by the Company's shareholders at the 1997 Annual Meeting, will: (i) increase the maximum number of shares of the Company's Common Stock that may be issued pursuant to Awards under the Plan from 770,000 to 1,770,000; (ii) allow for the issuance of nonqualified stock options (I.E., stock options that do not qualify as incentive stock options) to non-employee directors of the Company;
(iii) add certain provisions (concerning the composition of the Compensation Committee of the Board of Directors and an annual limitation of 100,000 shares on Awards to any one Participant) that will permit stock options granted under the Plan to qualify as "performance-based compensation" exempt from the $1,000,000 deduction limits of Section 162(m) of the Internal Revenue Code of 1986, should any of the Company's compensation payments become subject to such limits in the future; (iii) modify the provisions of the Plan pertaining to compliance with SEC Rule 16b-3, to conform such provisions to the 1996 amendments to the SEC's regulations under Section 16 of the Securities Exchange Act of 1934; (iv) modify certain provisions of the Plan pertaining to incentive stock options to clarify the effects of compliance with all of the provisions of
Section 422 of the Internal Revenue Code of 1986 (which governs incentive stock options) and to provide that, while the Company may grant nonqualified stock options with an exercise price not less than 85% of the fair market value of the underlying Common Stock on the date of grant, all incentive stock options must be granted with an exercise price equal to (or greater than, where required by the regulations for 10% beneficial owners) such fair market value; and (v) make certain other non-substantive changes to clarify the language of various Plan provisions.

    The purposes of these amendments are: (i) to assure that the Plan will continue to provide the Company with a means to attract, motivate and retain experienced and highly qualified personnel by providing not only competitive annual compensation packages, but also long-term incentives linked to shareholder return and Company and business unit performance over a period of years; (ii) to promote the long-term success of the Company by affording non-employee directors the opportunity to benefit from increases in the market value of the Company's Common Stock, thereby providing a direct link between the interests of such directors and the creation of long-term value for shareholders as well as enhancing the Company's efforts to continue to attract and retain individuals with outstanding abilities and skills for service on the Board of Directors; (iii) to maximize the flexibility and usefulness of the Plan in the overall structure of the Company's compensation programs by ensuring the Plan's continued compliance with SEC Rule 16b-3 (allowing Awards made by the Compensation Committee under the Plan to be exempt from the "short swing trading" provisions of Section 16) and with Internal Revenue Code Section 422 (allowing the continued granting of incentive stock options as well as nonqualified stock options), and by positioning the Plan so that, upon the approval of these amendments by shareholders, future Awards of stock options can qualify for the "performance-based compensation" exception to any limitation that might otherwise apply to the Company's ability to deduct compensation expense in excess of $1,000,000 for a single officer.

    Counsel has advised the Company of the tax consequences of both incentive stock options and nonqualified stock options under the Plan, for both the Company and the individuals who are granted options. An optionee will not realize taxable income upon the granting of a stock option pursuant to the Plan, nor would the Company be entitled to a deduction at that time. There will be no realization of taxable income by an optionee upon the exercise of an incentive stock option (if exercised no later than three months after termination of employment in the case of retirement, and one year in the case of disability, and to the extent that the aggregate fair market value of Common Stock issuable with respect to such incentive stock options, when first exercised, does not exceed $100,000 during any calendar year). However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock received over the option exercise price will be considered an "item of tax preference" for such optionee, includable in his alternative minimum taxable income calculation in the year of exercise, and such amount will be added to the tax basis of such shares for purposes of determining alternative minimum taxable income in the year or years such shares are sold. If an optionee sells or otherwise disposes of Common Stock received upon exercise of an incentive stock option after one year from the exercise date and two years from the date of grant of the incentive stock option, any gain or loss on the sale will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction on account of the issuance of Common Stock or the grant of the incentive stock option. Upon exercise of a nonqualified stock option, an optionee will realize compensation income in the amount of the excess of the fair market value of the Common Stock on the day of exercise over the stock option exercise price, and the Company will receive a corresponding deduction. The tax basis of any nonqualified stock option shares of Common Stock received will be the fair market value of such shares on the date the stock option is exercised. This discussion of tax consequences does not purport to be a complete analysis of all potential tax effects relevant to recipients of options or to the Company and does not address Awards under the Plan other than stock options. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

    The foregoing summary of the amendments to the Plan is qualified in its entirety by reference to the full text of the Plan, as amended, which is set forth as ANNEX A to this Proxy Statement.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the Company's shareholders vote FOR the election of the Board of Directors' nominees for director as set forth in this Proxy Statement, FOR the amendment to the Company's Restated Charter to change the name of the Company to "The Dixie Group, Inc." and FOR the amendments to the Company's Incentive Stock Plan.

                             SHAREHOLDER PROPOSALS

    In the event any shareholder wishes to present a proposal to the shareholders at the 1998 Annual Meeting of Shareholders, such proposal must be received by the Company for inclusion in the Proxy Statement and Proxy relating to such meeting on or before November 28, 1997.

                              INDEPENDENT AUDITORS

    The firm of Ernst & Young LLP has been selected as independent auditors for the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he so desires and to respond to appropriate questions from shareholders.

                             ADDITIONAL INFORMATION

    The entire cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers, and other employees by personal interview, telephone, and telegram. The persons making such solicitations will receive no additional compensation for such services. The Company also requests that brokerage houses and other custodians, nominees, and fiduciaries forward solicitation materials to the beneficial owners of the shares of Common Stock held of record by such persons and will pay such brokers and other fiduciaries all of their reasonable out-of-pocket expenses incurred in connection therewith.

                                 OTHER MATTERS

    As of the date of this Proxy Material, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those specifically referred to herein. If other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in accordance with their best judgment.

                                          Dixie Yarns, Inc.
                                          Daniel K. Frierson
                                          CHAIRMAN OF THE BOARD

Dated: March 29, 1997

                                                                         ANNEX A

                               DIXIE YARNS, INC.
                              INCENTIVE STOCK PLAN
                                      1990

                               TABLE OF CONTENTS

TOPIC HEADING                                                                                              PAGE NO.
-------------------------------------------------------------------------------------------------------  -------------

 1. PURPOSE............................................................................................            1

 2. ADMINISTRATION.....................................................................................            1

 3. PARTICIPATION......................................................................................            2
         (a)  Non-Director Participants................................................................            2
         (b)  Director Participants....................................................................            2
         (c)  Affiliates...............................................................................            2

 4. AWARDS UNDER THE PLAN..............................................................................            2
         (a)  Types of Awards..........................................................................            2
         (b)  Maximum Number of Shares that May be Issued..............................................            3
         (c)  Annual Limitation on Awards..............................................................            3
         (d)  Rights with respect to Common Shares and Other Securities................................            4

 5. STOCK OPTIONS......................................................................................            4
         (a)  Option Grants to Outside Directors.......................................................            4
         (b)  Option Price.............................................................................            5
         (c)  Number of shares subject to Option.......................................................            5
         (d)  Timing of exercise.......................................................................            5
         (e)  Conditions to exercise...................................................................            5
         (f)  Incentive Stock Option limits............................................................            7
         (g)  Intent...................................................................................            7

 6. STOCK APPRECIATION RIGHTS..........................................................................            7
         (a)  Committee discretion.....................................................................            8
         (b)  Timing of exercise.......................................................................            8
         (c)  Conditions to exercise...................................................................            8
         (d)  Payment of the Award.....................................................................           10
         (e)  Deemed exercise..........................................................................           10
         (f)  No fractional shares.....................................................................           10

 7. RESTRICTED STOCK...................................................................................           10
         (a)  Consideration............................................................................           10
         (b)  Restricted period and Company repurchase option..........................................           10
         (c)  Termination of Employment................................................................           11

 8. PERFORMANCE GRANTS.................................................................................           12
         (a)  Committee Determination of Award.........................................................           12
         (b)  Award Period and Performance Objectives..................................................           12
         (c)  Provisional Rights.......................................................................           13
         (d)  Actual Value.............................................................................           13

 9. DEFERRAL OF COMPENSATION...........................................................................           14

10. DEFERRED PAYMENT OF AWARDS.........................................................................           14

TOPIC HEADING                                                                                              PAGE NO.
-------------------------------------------------------------------------------------------------------  -------------
11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.................................................           14

12. DISABILITY.........................................................................................           15

13. TERMINATION OF A PARTICIPANT.......................................................................           15

14. RELATED EMPLOYMENT.................................................................................           15

15. DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS..................................................           15

16. DESIGNATION OF BENEFICIARY BY PARTICIPANT..........................................................           16

17. MISCELLANEOUS PROVISIONS...........................................................................           16
         (a)  No Employment Rights Created Pursuant to the Plan........................................           16
         (b)  Written Requirement......................................................................           16
         (c)  No Alienation............................................................................           16
         (d)  Legal Compliance.........................................................................           17
         (e)  ISO Rules and SEC Rule 16b-3 Compliance..................................................           17
         (f)  Withholding..............................................................................           17
         (g)  Plan Expenses............................................................................           18
         (h)  Unfunded.................................................................................           18
         (i)  Participant Consent......................................................................           18
         (j)  Fair Market Value........................................................................           19
         (k)  Determinations of Committee..............................................................           19
         (l)  Gender and Number........................................................................           19
         (m)  Information Filings......................................................................           19
         (n)  Governing Law............................................................................           19
         (o)  Change in Control........................................................................           19

18. PLAN AMENDMENT OR SUSPENSION.......................................................................           19

19. PLAN TERMINATION...................................................................................           20

20. SHAREHOLDER ADOPTION...............................................................................           20

                               DIXIE YARNS, INC.
                              INCENTIVE STOCK PLAN

    1. PURPOSE. The purpose of the Dixie Yarns, Inc. Incentive Stock Plan (the "Plan") is to advance the interests of Dixie Yarns, Inc. and its shareholders by providing incentives to directors of the Company and to certain selected key employees performing services for the Company and its Affiliates (as hereinafter defined) who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its Affiliates (collectively, "Participants").

    2. ADMINISTRATION. The Plan shall be administered solely by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company as such Committee is from time to time constituted, or by any successor committee that the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (including for purposes of the Plan any successor provision to such Section) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion. Whenever the context in the Plan so permits, any reference to the "Committee" shall include, if applicable, any successor or delegate of the Committee as permitted herein. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. In particular, no member of the Committee shall have any present or prior relationship with the Company or any of its Affiliates that would prevent such member from qualifying as a "non-employee director" under Rule 16b-3; provided that, if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with its conditions for exemption from Section 16 of the Exchange Act, one or more members of the Committee may cease to be "non-employee directors." Unless the Board should determine for any period that it is not important to the Company for stock options granted under the Plan to be excludable from the $1,000,000 deduction limit of Internal Revenue Code Section 162(m) as "performance-based compensation," the membership of the Committee shall at all times be constituted so that each member of the Committee also qualifies as an "outside director" for purposes of Section 162(m).

    The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the Participants to be granted awards under the Plan ("Awards"), to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the terms of the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan Participants. No member of the Board or of the Committee, and no officer of the Company, shall be liable for anything done or omitted to be done by him, by any other member of the Board or the Committee, or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.

    3.  PARTICIPATION.

    (a) NON-DIRECTOR PARTICIPANTS. Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the key employees of the Company who may be granted Awards as Participants under the Plan. Eligible individuals shall be selected individually or by groups or categories as determined by the Committee.

    (b) DIRECTOR PARTICIPANTS. Consistent with the purposes of the Plan, all non-employee directors of the Company shall be eligible to receive Awards in accordance with PARAGRAPH 5(A). Directors who are not employees of the Company shall not be eligible for Awards under the Plan except as provided in PARAGRAPH 5(A).

    (c) AFFILIATES. The term "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee. If an Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees (except that, where the Company owns, directly or indirectly, 100% of the equity of any such Affiliate, approval of the Affiliate's participation by the Company's Board shall be sufficient, and no separate approval by the Affiliate's Board of Directors shall be required).

    An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan by an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except as may be approved by the Committee.

    4.  AWARDS UNDER THE PLAN.

    (a) TYPES OF AWARDS. Awards under the Plan may include one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights," (iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan. Stock Options, which include "Nonqualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase Common Stock and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in PARAGRAPH 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, debentures, preferred stock, warrants, securities convertible into Common Shares or other property, and other types of securities including, but not limited to, those of the Company or an Affiliate, or any combination thereof ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in PARAGRAPH 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to PARAGRAPH 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in PARAGRAPH 8, pursuant to which Participants may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

    (b) MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee may determine) an aggregate of not more than 1,770,000 Common Shares, subject to adjustment as provided in PARAGRAPH 15. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

    (c) ANNUAL LIMITATION ON AWARDS. The Committee shall not grant Awards covering more than a maximum of 100,000 shares in the aggregate (subject to adjustment as provided in Paragraph 15) to any single Participant during any one calendar-year period.

    (d) RIGHTS WITH RESPECT TO COMMON SHARES AND OTHERS SECURITIES.

        (i) Unless otherwise determined by the Committee, a Participant to whom an Award of Restricted Stock has been made (or his successor) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a Participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

        (ii) Unless otherwise determined by the Committee, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (or his successor) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to any other securities, if any, issuable pursuant to any such Award until the date of the issuance to him of a stock certificate or other instrument of ownership representing such Common Shares. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership is issued.

    5. STOCK OPTIONS. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee shall establish:

        (a) OPTION GRANTS TO OUTSIDE DIRECTORS. Each member of the Board of Directors on November 14, 1996 who is not an employee of the Company, and each person who becomes a non-employee director of the Company following such date, shall be eligible, subject to approval by the full Board of Directors, to be granted Nonqualified Stock Options to purchase a number of Common Shares to be determined by the Board of Directors at the time of such grant, with an exercise price per share equal to the fair market value (as defined in PARAGRAPH 17) of such shares on the date of grant and with such other terms, consistent with this Plan, as may be established by the Board of Directors at the time of grant.

        (b) OPTION PRICE. In the case of Options granted to employees selected by the Committee, the option price may be less than, equal to, or greater than, the fair market value (as defined in PARAGRAPH 17) of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee. The option price may either be fixed when the option is granted or may be determined in accordance with a formula prescribed by the Committee for such purpose, PROVIDED, HOWEVER, that in no event will the option price be less than (i) in the case of an Incentive Stock Option, 100% of the fair market value of the Common Shares subject to such Option at the time such Option is granted, or (ii) in the case of a Nonqualified Stock Option, 85% of the fair market value of the Common Shares subject to such Option at the time such Option is granted. Additionally, in the case of an Incentive Stock Option granted to an employee Participant who owns, directly or indirectly (as determined by reference to Section 424(d) of the Code), stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall in no event be less than 110% of such fair market value at the time the Option is granted. In no event will the option price for any Option be less than the par value of the Common Shares subject to such Option.

        (c) NUMBER OF SHARES SUBJECT TO OPTION. The Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

        (d) TIMING OF EXERCISE. Unless the Committee determines otherwise, the Options shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability (as defined in PARAGRAPH 12) or his death. Subject to the restrictions of the preceding sentence (and, in the case of Incentive Stock Options, subject to PARAGRAPH 5(F)), such Options may become exercisable in accordance with any vesting schedule prescribed by the Committee.

        (e) CONDITIONS TO EXERCISE. The Option shall not be exercisable:

            (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted;

            (ii) unless payment in full is made for the shares being acquired thereunder (as well as for any amounts required to be withheld in accordance with PARAGRAPH 17(F)) at the time of exercise. Such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion;

           (iii) in the case of Options granted to Participants who are employees selected by the Committee, unless the Participant exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on a date not more than ninety
       (90) days prior to such exercise, employed by or otherwise performing services for the Company (or a parent or subsidiary corporation of the Company), or a corporation, or subsidiary of a corporation, issuing or assuming the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), is applicable, subject to the following exceptions:

               (A) in the case of any Nonqualified Stock Option (or any Incentive Stock Option that is converted into a Nonqualified Stock Option by reason of its extension pursuant to this subparagraph), if such Participant shall cease to be employed by or otherwise performing services for the Company solely by reason of a period of Related Employment as defined in PARAGRAPH 14, he may, during such period of Related Employment, exercise the Nonqualified Stock Option as if he continued such employment or performance of service; or

                (B) if such Participant shall cease such employment or performance of services by reason of his disability as defined in PARAGRAPH 12 or early, normal or late retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee for this purpose) while holding an Option which has not expired and has not been fully exercised, such Participant, at any time within one (1) year (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Option; provided, however, that any such extension of the period within which an Incentive Stock Option may be exercised beyond three months following cessation of employment (twelve months in the case of Participant's permanent disability) will result in the Option ceasing to qualify as an Incentive Stock Option; or

                (C) if any person to whom an Option has been granted dies holding an Option which has not expired and has not been fully exercised, his successor may, at any time within one (1) year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Option.

            (iv) in the case of Options granted to Participants who are non-employee directors of the Company, unless such Participant either:
       (A) is actively serving as a member of the Board of Directors of the Company or (B) ceased to serve as a member of the Board of Directors on a date not more than one (1) year prior to such exercise, in which case such Participant (or his successor, in the event of the Participant's death or legal incapacity) may exercise the Option during such period (or such other period determined by the Committee, but in no event after the Option has expired) with respect to any shares as to which the Participant could have exercised the Option on the date when he ceased to serve as a Director of the Company, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Option.

        (f) INCENTIVE STOCK OPTION LIMITS. In the case of an Incentive Stock Option, the aggregate fair market value (as defined in PARAGRAPH 17) of Common Shares, determined at the time of grant of the Option, with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of the Company and any parent or subsidiary corporation of the Company) shall not exceed $100,000.

        (g) INTENT. It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (including any successor provisions thereto), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

    6. APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the cash, Common Shares or Other Company Securities issuable upon exercise thereof, as the Committee shall establish:

        (a) COMMITTEE DISCRETION. The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

        (b) TIMING OF EXERCISE. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in PARAGRAPH 12 or his death. Subject to the restrictions of the preceding sentence (and, in the case of Stock Appreciation Rights granted in conjunction with Incentive Stock Options, subject to PARAGRAPH 5(F) hereof), such Stock Appreciation Rights may become exercisable in accordance with any vesting schedule prescribed by the Committee.

        (c) CONDITIONS TO EXERCISE. The Award of Stock Appreciation Rights shall not be exercisable:

            (i) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

            (ii) unless any Option or other Award to which the Award of Stock Appreciation Rights may be attached is at the time exercisable; and

           (iii) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant of the Option and ending on a date not more than ninety (90) days prior to such exercise, employed by or otherwise performing services for the Company (or a parent or subsidiary corporation of the Company), or a corporation, or subsidiary of a corporation, issuing or assuming the Award of Stock Appreciation Rights in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), is applicable, subject to the following exceptions:

               (A) in the case of any Award of Stock Appreciation Rights, if such person shall cease to be employed by or otherwise performing services for the Company solely by reason of a period of Related Employment as defined in PARAGRAPH 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services (provided, however, that if such Stock Appreciation Rights are attached to an Incentive Stock Option, application of this subparagraph will result in such Option ceasing to qualify as an Incentive Stock Option if the period of Related Employment lasts for more than ninety (90) days); or

                (B) if such Participant shall cease such employment or performance of services by reason of his disability as defined in PARAGRAPH 12 or early, normal or late retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant, at any time within one
           (1) year (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), may exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Award; provided, however, that, in the case of any Award of Stock Appreciation Rights attached to an Incentive Stock Option, any such extension of the period within which the Award may be exercised beyond ninety (90) days following cessation of employment (twelve months in the case of Participant's permanent disability) will result in the attached Option ceasing to qualify as an Incentive Stock Option; or

                (C) if any person to whom an Award of Stock Appreciation Rights has been granted dies holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his successor may, at any time within one (1) year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award with respect to any shares as to which the decedent could have exercised the Award at the time of his death, or with respect to such greater number of shares as determined by the Committee up to the total number of shares subject to the Award.

        (d) PAYMENT OF THE AWARD. An Award of Stock Appreciation Rights shall entitle the Participant (or his successor) to exercise such Award or, if applicable, to surrender to the Company unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award), and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be) per share, times the number of shares subject to the Award of the Option (or other Award), or portion thereof. which is so exercised or surrendered, as the case may be. The Committee may elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee determines otherwise.

        (e) DEEMED EXERCISE. A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in PARAGRAPH 6(D) hereof.

        (f) NO FRACTIONAL SHARES. No fractional shares may be delivered under this PARAGRAPH 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee.

    7. RESTRICTED STOCK. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee shall establish:

        (a) CONSIDERATION. The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

        (b) RESTRICTED PERIOD AND COMPANY REPURCHASE OPTION. Common Shares issued to a Participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option to repurchase the shares subject to the Award at such price as the Committee shall have fixed when the Award was made or as amended thereafter, which option will be exercisable: (i) subject to PARAGRAPH 7(C), if the Participant's continuous employment or performance of services for the Company shall terminate for any reason, except solely by reason of a period of Related Employment as defined in PARAGRAPH 14, prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or (iii) under such other circumstances as determined by the Committee and set forth in the terms of the Award. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter. Each certificate for Common Shares issued pursuant to a Restricted Stock Award shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions (and to the fact that the shares are partly paid, if applicable), shall be deposited by the Award holders with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee. Any attempt to dispose of any such Common Shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the repurchase option described above, the Participant or his successor shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the Participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company during the Restricted Period, such option and the restrictions imposed pursuant to the first sentence of this PARAGRAPH 7(B) shall terminate and be of no further force and effect.

        (c) TERMINATION OF EMPLOYMENT. If a Participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in PARAGRAPH 12 or by reason of early, normal or late retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period for such Award, the Committee may determine to cancel the repurchase option (and any or all other restrictions) on any or all of the Common Shares subject to such Award. The repurchase option shall become immediately exercisable at such time with respect to any remaining shares for which the Committee does not determine to cancel such restrictions.

    8. PERFORMANCE GRANTS. The Award of a Performance Grant ("Performance Grant") to a Participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

        (a) COMMITTEE DETERMINATION OF AWARD. The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the Participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or as amended thereafter; (ii) an amount which varies from time to time based in whole or in part on the then current value of a Common Share, Other Company Securities or property, or other securities or property, or any combination thereof; or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

        (b) AWARD PERIOD AND PERFORMANCE OBJECTIVES. The award period ("Award Period") in respect of any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance (which may include, but need not be limited to, the performance of the Participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing) as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

        (c) PROVISIONAL RIGHTS. The rights of a Participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the Participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Award Period, except solely by reason of a period of Related Employment as defined in PARAGRAPH 14.

        (d) ACTUAL VALUE. The Committee shall determine whether the conditions of PARAGRAPHS 8(B) or PARAGRAPH 8(C) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

            (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the Participant to be paid to him or his successor as provided below; or

            (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the Participant or his successor, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the Participant or his successor as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his successor as provided below, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

    Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee. Notwithstanding anything in this PARAGRAPH 8 to the contrary, the Committee may determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

    9. DEFERRAL OF COMPENSATION. The Committee shall determine whether an Award shall be made in conjunction with deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether such deferred amounts may be:

        (i) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates);

        (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

       (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

    10. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any Combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payments, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee.

    11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall reduce the amount of any benefit which a Participant is then entitled to obtain or collect at such time, unless the Committee determines that there have occurred or are about to occur significant changes in the Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost-benefit conditions which are determined by the Committee to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, Affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may require or permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, and may require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

    12. DISABILITY. For the purposes of this Plan, a Participant shall be deemed to have terminated his employment or performance of services for the Company by reason of disability, if the Committee shall determine that the physical or mental condition of the Participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under the Company's Long Term Disability Benefit Plan, or, if the Participant is not eligible for benefits under such plan, under any similar disability plan of the Company in which he is a participant. If the Participant is not eligible for benefits under any disability plan of the Company, he shall be deemed to have terminated such employment or performance of services by reason of disability if the

Committee determines that his physical or mental condition would entitle him to benefits under the Company's Long Term Disability Benefit Plan if he were eligible therefore.

    13. TERMINATION OF A PARTICIPANT. For all purposes under the Plan, the Committee shall determine whether a Participant has terminated employment by or the performance of services for the Company; provided, however, that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence may not be deemed such a termination, in the Committee's discretion.

    14. RELATED EMPLOYMENT. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer other than the Company, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or was engaged in Related Employment as herein defined, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this PARAGRAPH 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company.

    15. DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, a change in control (as defined in Paragraph 17(o)), any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

    16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A Participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee. The Committee reserves the right to review and approve beneficiary designations. A Participant may change his beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan accepted by the Committee shall be controlling over any other disposition, testamentary or otherwise. If no designated beneficiary is living on the date on which any amount becomes payable to such Participant's beneficiary, such payment will be made to the estate of the Participant, the legal representatives of the Participant's estate, or any heir or other person or entity legally entitled to act for or on behalf of such Participant after such Participant's death (the "Participant's successor"). Any reference in the Plan to the "successor" of a Participant shall include any one or more of the above, as appropriate. The Committee shall resolve any question as to the legal right of any person or entity to receive a distribution under the Plan as a Participant's successor, and upon payment of the amount in question to the successor determined by the Committee, the Company, the Board and the Committee, and the members thereof will have no further liability to anyone with respect to such amount.

    17.  MISCELLANEOUS PROVISIONS.

        (a) NO EMPLOYMENT RIGHTS CREATED PURSUANT TO THE PLAN. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

        (b) WRITTEN REQUIREMENT. No Participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient or his successor have been met. The rights of each Participant shall be limited to those that are specifically granted in the written evidence of the Award. Any right not specifically granted therein is reserved entirely to the discretion of the Board.

        (c) NO ALIENATION. Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law and otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment. pledge, bankruptcy or in any other manner; provided, however, that any Incentive Stock Option or similar right (including any Stock Appreciation Right granted in conjunction with any such Option) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him (or by a duly appointed guardian or personal representative). Any such transferee of a Participant's rights approved by the Committee shall be treated as the "Participant" for all purposes of the Plan, unless the Committee directs otherwise.

        (d) LEGAL COMPLIANCE. No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable laws and regulations.

        (e) ISO RULES AND SEC RULE 16B-3 COMPLIANCE. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and (with respect to those Plan provisions affecting Incentive Stock Options) with Section 422 of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or with Code Section 422 (as applicable), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or with Code Section 422 (as applicable). The Board shall have the power, without further approval of the Company's shareholders, to amend the Plan in any respect necessary at any point in time to permit the Plan, and Awards granted under the Plan, to continue to comply with Rule 16b-3 and with Section 422 of the Code, as applicable.

        (f) WITHHOLDING. The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant or his successor pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may permit an eligible Participant or his successor to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall determine (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes); provided, however, that any election by a Participant to utilize any equity security of the Company to satisfy such tax liability must fully comply with all applicable requirements of Rule 16b-3 and of Code Section 422.

        (g) PLAN EXPENSES. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an Affiliate, and the Company does not own (directly or indirectly) 100% of the equity of such Affiliate:

            (i) if such Award results in payment of cash to the Participant, such Affiliate shall pay to the Company an amount equal to such cash payment; and

            (ii) if the Award results in the issuance by the Company to the Participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof.

        (h) UNFUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

        (i) PARTICIPANT CONSENT. By accepting any Award or other benefit under the Plan, each Participant or his successor shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

        (j) FAIR MARKET VALUE. Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

        (k) DETERMINATIONS OF COMMITTEE. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all parties concerned and are made in the sole and absolute discretion of the Committee unless a contrary standard for action is expressly stated in the Plan.

        (1) GENDER AND NUMBER. The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

        (m) INFORMATION FILINGS. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by the Code, by the Exchange Act or by any other applicable statute, rule or regulation (or any successor provisions thereto).

        (n) GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the laws of the State of Tennessee.

        (o) CHANGE IN CONTROL. A change in control is any event which results in a "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) acquiring directly or indirectly, whether by sale, transfer, assignment, pledge, hypothecation, gift, or other disposition, in one or more transactions, a majority controlling interest in the voting capital stock of the Company (or the entering into of any agreement with the Company to do any of the foregoing); PROVIDED, HOWEVER, that a change in control shall not include any transaction in which one or more members of the Frierson family (which shall include all current members of the family of J. Burton Frierson, including descendants and spouses, and trusts for the benefit of same, who presently own capital stock) shall have a majority controlling interest in the Company.

    18. PLAN AMENDMENT OR SUSPENSION. The Plan may be amended, suspended, or terminated in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or with any other applicable law.

    19. PLAN TERMINATION. This plan shall terminate upon the earlier of the following dates or events to occur:

        (a) upon the adoption of a resolution of the Board terminating the Plan; or

        (b) ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with PARAGRAPH 20 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

    20. SHAREHOLDER ADOPTION. The Plan was initially approved and adopted by the shareholders of the Company at a meeting held on May 3, 1990. Subsequently, at a meeting held on November 14, 1996, the Board of Directors of the Company approved the amendment of the Plan in various respects, subject to the approval and adoption of such amendments and of the restated Plan, as amended, by the shareholders of the Company at a meeting to be held on May 1, 1997, or at any adjournment thereof. Such amendments to the Plan shall not be effective and no Award made in reliance on any of the terms of such amendments shall be permitted to become effective, unless and until such amendments (and the Plan, as amended and restated accordingly) have been so approved and adopted. The shareholders shall be deemed to have approved and adopted such amendments to the Plan only if they are approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of Tennessee.

                                                                     PRELIMINARY

PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               DIXIE YARNS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1997

    The undersigned hereby appoints Daniel K. Frierson, James H. Martin, Jr., and Robert J. Sudderth, Jr., and each of them, proxies, with full power of substitution, to act and to vote the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 1100 South Watkins Street, Chattanooga, Tennessee 37404, at 10:00 A.M., Eastern Daylight Time, on May 1, 1997, and any adjournment or adjournments thereof, as follows:

1.         Election of Directors            / /  FOR all nominees                         / /  WITHHOLD AUTHORITY
                                            (EXCEPT AS INDICATED TO THE CONTRARY BELOW)   TO VOTE FOR ALL NOMINEES LISTED BELOW

 Paul K. Brock; J. Don Brock; Lovic A. Brooks, Jr.; Daniel K. Frierson; Paul K. Frierson; James H. Martin, Jr.; John W. Murrey, III; Peter L. Smith; Robert J.
                                 Sudderth, Jr.

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)
                                        ________________________________________

2.         To amend the Company's Restated Charter to change the Company's name to "The Dixie Group, Inc.":

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

3.         To amend the Company's Incentive Stock Plan as described in the accompanying Proxy Statement:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.         Acting upon any other business which may be properly brought before said meeting or any adjournment or adjournments thereof.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1. THE BOARD IS NOT AWARE OF ANY OTHER MATTER TO BE BROUGHT BEFORE THE ANNUAL MEETING FOR A VOTE OF SHAREHOLDERS. IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 29, 1997, and the Proxy Materials furnished therewith.
                                             Dated this _____ day of _____, 1997
                                             ___________________________________
                                             ___________________________________
                                             Note: Signature should agree with
                                             name on stock certificate as
                                             printed hereon. When signing in a
                                             representative capacity, please
                                             give your full title.

      PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID
                      SELF-ADDRESSED ENVELOPE. THANK YOU.